As filed with the Securities and Exchange Commission on January 17, 2001
                                                      Registration No. _________

                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              REGENCY CENTERS, L.P.
             (Exact name of registrant as specified in its charter)

               Delaware                                    59-3429602
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


REGENCY REALTY CORPORATION               Florida                 59-3191743
(Exact name of Additional      (State of Incorporation of      (IRS Employer
Registrants as specified         Additional Registrants)     Identification No.)
in their Charters)


                       121 West Forsyth Street, Suite 200
                           Jacksonville, Florida 32202
                                 (904) 356-7000
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                              Martin E. Stein, Jr.,
                      Chairman and Chief Executive Officer
                       121 West Forsyth Street, Suite 200
                           Jacksonville, Florida 32202
                                 (904) 356-7000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    Copy to:
                            Charles E. Commander III
                                 Linda Y. Kelso
                                 Foley & Lardner
                                200 Laura Street
                           Jacksonville, Florida 32202

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. o

                  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. o

                  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-72899

                  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. o

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, please check the following box. o

                                          Calculation of Registration Fee
-------------------------------------------------------------------------------------------------------
      Title of Each                                          Proposed
         Class of                                            Maximum
     Securities to be            Amount to be               Aggregate                 Amount of
        Registered                Registered              Offering Price          Registration Fee
-------------------------------------------------------------------------------------------------------
     Debt Securities             $30,000,000              $30,000,000(1)               $7,500
-------------------------------------------------------------------------------------------------------

 (1) Calculated pursuant to Rule 457(a) based on the offering price of the securities registered.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

             The information in the Registration Statement on Form S-3 filed by Regency Centers, L.P., with the Securities and Exchange Commission on
February 24, 1999, under Registration No. 333-72899 is incorporated herein by reference.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on January 17, 2001.

                                       REGENCY CENTERS, L.P.

                                       By: REGENCY REALTY CORPORATION,
                                           General Partner


                                       By:  /s/ Martin E. Stein, Jr.
                                          --------------------------------------
                                           Martin E. Stein, Jr., Chairman of the
                                           Board and Chief Executive Officer



                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Date:  January 17, 2001                /s/ Martin E. Stein, Jr.
                                       -----------------------------------------
                                       Martin E. Stein, Jr., Chairman of the
                                       Board and Chief Executive Officer


Date:  January 17, 2001                /s/ Mary Lou Fiala
                                       -----------------------------------------
                                       Mary Lou Fiala, President, Chief
                                       Operating Officer and Director


Date:  January 17, 2001                /s/ Bruce M. Johnson
                                       -----------------------------------------
                                       Bruce M. Johnson, Managing Director and
                                       Principal Financial Officer


Date:  January 17, 2001                /s/ J. Christian Leavitt
                                       -----------------------------------------
                                       J. Christian Leavitt, Senior Vice
                                       President, Secretary, Treasurer and
                                       Principal Accounting Officer

Date:  January ___, 2001               -----------------------------------------
                                       Thomas B. Allin, Director


Date:  January 17, 2001                *
                                       -----------------------------------------
                                       Raymond L. Bank, Director


Date:  January 17, 2001                *
                                       -----------------------------------------
                                       A.R. Carpenter, Director


Date:  January 17, 2001                *
                                       -----------------------------------------
                                       J. Dix Druce, Jr., Director


Date:  January ___, 2001               -----------------------------------------
                                       John T. Kelley, III, Director


Date:  January 17, 2001                *
                                       -----------------------------------------
                                       Douglas S. Luke, Director


Date:  January ___, 2001               -----------------------------------------
                                       John C. Schweitzer, Director


Date:  January ___, 2001               -----------------------------------------
                                       Terry Worrell, Director


                              */s/ Bruce M. Johnson
                              ---------------------
                                Attorney-in-Fact

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on January 17, 2001.

                                       REGENCY REALTY CORPORATION


                                       By  /s/ Martin E. Stein, Jr.
                                         ---------------------------------------
                                           Martin E. Stein, Jr., Chairman of the
                                           Board and Chief Executive Officer


                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Date:  January 17, 2001                /s/ Martin E. Stein, Jr.
                                       -----------------------------------------
                                       Martin E. Stein, Jr., Chairman of the
                                       Board and Chief Executive Officer


Date:  January 17, 2001                /s/ Mary Lou Fiala
                                       -----------------------------------------
                                       Mary Lou Fiala, President, Chief
                                       Operating Officer and Director


Date:  January 17, 2001                /s/ Bruce M. Johnson
                                       -----------------------------------------
                                       Bruce M. Johnson, Managing Director and
                                       Principal Financial Officer


Date:  January 17, 2001                /s/ J. Christian Leavitt
                                       -----------------------------------------
                                       J. Christian Leavitt, Senior Vice
                                       President, Secretary, Treasurer and
                                       Principal Accounting Officer


Date:  January ___, 2001               -----------------------------------------
                                       Thomas B. Allin, Director

Date:  January 17, 2001                *
                                       -----------------------------------------
                                       Raymond L. Bank, Director


Date:  January 17, 2001                *
                                       -----------------------------------------
                                       A.R. Carpenter, Director


Date:  January 17, 2001                *
                                       -----------------------------------------
                                       J. Dix Druce, Jr., Director


Date:  January ___, 2001               -----------------------------------------
                                       John T. Kelley, III, Director


Date:  January 17, 2001                *
                                       -----------------------------------------
                                       Douglas S. Luke, Director


Date:  January ___, 2001               -----------------------------------------
                                       John C. Schweitzer, Director


Date:  January ___, 2001               -----------------------------------------
                                       Terry Worrell, Director


                              */s/ Bruce M. Johnson
                              ---------------------
                                Attorney-in-Fact

                                  EXHIBIT INDEX


1. Form of Underwriting Agreement (incorporated by reference to Form 8-K filed April 12, 1999)

4.1 Trust Indenture (incorporated by reference to Exhibit 4.1 of Registration Statement No. 333-72899)

4.2 Form of Note (incorporated by reference to Exhibit 4.1 of Registration Statement No. 333-72899)

4.3 Form of Guaranty (incorporated by reference to Exhibit 4.1 of Registration Statement No. 333-72899)

5.* Opinion of Foley & Lardner as to legality of the securities to be issued

8.          Opinion of Foley & Lardner as to tax matters

23.1        Consent of KPMG LLP

23.2        Consent of Foley & Lardner (included as part of Exhibits 5 & 8)

24. Power of Attorney (incorporated by reference to Registration Statement No. 333-72899)

25.1        Statement of Eligibility and Qualifications of Trustee


* To be filed by a current report on Form 8-K pursuant to the Securities Exchange Act of 1934.